UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.          Other Events.

On February 18, 2022, Celanese Corporation (“Celanese” or the “Company”) filed a Current Report on Form 8-K to report that, on February 17, 2022, the Company had entered into a transaction agreement (the “transaction agreement”) with DuPont de Nemours, Inc. and one of its affiliates (“DuPont”), pursuant to which the Company will acquire from DuPont a majority of its Mobility and Materials businesses (the “M&M Acquisition,” and such businesses being acquired, the “M&M Business”). Subject to market conditions, the Company intends to finance the M&M Acquisition, in part, through the issuance of senior notes. In connection with investor meetings, the Company is providing the information set forth herein.

Combined Financial Statements of the M&M Business and Preliminary Pro Forma Financial Information of the Company relating to the M&M Acquisition

The Company is providing the following financial information:

(i)  The historical audited combined financial statements of the M&M Business and related notes as of and for the fiscal years ended December 31, 2021 and 2020, which are filed as Exhibit 99.1 and incorporated by reference herein.

(ii) The historical unaudited combined financial statements of the M&M Business and related notes as of March 31, 2022 and for the three months ended March 31, 2022 and 2021, which are filed as Exhibit 99.2 and incorporated by reference herein.

(iii) The preliminary unaudited pro forma combined financial statements of the Company relating to the M&M Acquisition and related notes as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021, which are filed as Exhibit 99.3 and incorporated by reference herein.

Risk Factors Relating to the M&M Acquisition

The Company is providing additional risk factors relating to the M&M Acquisition to supplement the risk factors described in Item 1A. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. These risk factors, which are filed as Exhibit 99.4 and incorporated herein by reference, should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)  The following exhibits are being furnished herewith:

Exhibit Number
23.1	Consent of PricewaterhouseCoopers, independent auditors of DuPont's Mobility and Materials Business.

99.1	The historical audited combined financial statements of DuPont’s Mobility and Materials Business and related notes as of and for the fiscal years ended December 31, 2021 and 2020.

99.2	The historical unaudited combined financial statements of DuPont’s Mobility and Materials Business and related notes as of March 31, 2022 and for the three months ended March 31, 2022 and 2021.

99.3	Preliminary unaudited pro forma combined financial statements of Celanese Corporation and related notes as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021.

99.4	Risk Factors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

Cautionary Language Concerning Forward-Looking Statements.

The information set forth in this Current Report contains certain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues, cash flow, synergies, performance, capital expenditures and other information that is not historical information. Forward-looking statements can be identified by words such as “outlook,” “forecast,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “will,” and variations of such words or similar expressions. Such forward-looking statements include, but are not limited to, statements regarding the Company’s expectations relating to the M&M Acquisition, the anticipated benefits resulting from the M&M Acquisition, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company, the Company’s ability to obtain regulatory approval for, and satisfy closing conditions to, the transactions described herein, the timing of closing thereof. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks and numerous other factors could cause actual results to differ materially from those expressed as forward-looking statements. Other such risk factors include those that are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date:	June 27, 2022